DELAWARE GROUP® INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Prospectuses
dated November 27, 2009

On May 20, 2010, the Board of Trustees of Delaware Group Income Funds voted to approve changes related to the Funds’ investment strategy in foreign securities and related to each Fund’s average portfolio duration. These changes will be effective 60 days after the date of this Supplement.

The following information replaces the second paragraph in the section entitled, "Fund profiles – What are the Funds’ main investment strategies":

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. The average portfolio duration of the Delaware Corporate Bond Fund generally varies within two years (plus or minus) of the current average duration of the Barclays Capital U.S. Corporate Investment Grade Index, which as of April 30, 2010, was 6.51 years.  This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will have an average portfolio duration that generally varies within two years (plus or minus) of the current average duration of the Barclays Capital Long U.S. Corporate Index, which as of April 30, 2010, was 12.43 years.

The following information replaces the second paragraph in the section entitled, “How we manage the Funds – Our investment strategies”:

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high yielding, lower-quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments. We may invest up to 35% of each Fund's total assets in foreign securities, but each Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.  Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations, and less stringent regulatory standards.

The following information replaces the first paragraph in the section entitled, “How we manage the Funds – Choosing between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund”:

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. Delaware Corporate Bond Fund's average portfolio duration generally varies within two years (plus or minus) of the current average duration of the Barclays Capital U.S. Corporate Investment Grade Index.  Delaware Extended Duration Bond Fund’s average portfolio duration generally varies within two years (plus or minus) of the current average duration of the Barclays Capital Long U.S. Corporate Index.  This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

The following replaces the information in the section entitled, “How we manage the Funds – The securities in which the Funds typically invest – Foreign corporate and government securities”:

Foreign corporate and government securities are debt obligations issued by a foreign corporation and securities issued by foreign governments.

A supranational entity is an entity established or financially supported by the national governments of one or more countries. The International Bank for Reconstruction and Development (more commonly known as the World Bank) is one example of a supranational entity.

How the Funds use them: Each Fund may invest up to 35% of its total assets in securities of issuers domiciled in foreign countries including both established countries and those with emerging markets, but each Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

The following replaces the information in the section entitled, “How we manage the Funds – The risks of investing in the Funds – Foreign risk”:

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

How the Funds strive to manage it: The Manager carefully evaluates the reward and risk associated with each foreign security that we consider.

Each Fund may invest up to 35% of its total assets in securities of foreign issuers, but each Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

Please keep this Supplement for future reference.

This Supplement is dated May 21, 2010.